                                                                 EXHIBIT h(6)(i)

[ING FUNDS LOGO]

June 14, 2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

      Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

      AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes of ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio.

      Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds, by signing below.

                                                   Very sincerely,

                                                   /s/ Robert S. Naka
                                                   ----------------------------
                                                   Robert S. Naka
                                                   Senior Vice President
                                                   ING Variable Insurance Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       --------------------------------------------
Name:  NICK HORVATH
       --------------------------------------------
Title: DIRECTOR OF OPERATIONS, Duly Authorized
       --------------------------------------------

7337 E. Doubletree Ranch Rd                 Tel: 480-477-3000      ING Variable Insurance Trust
Scottsdale, AZ 85258-2034                   FAX: 480-477-2700
                                            www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A

                              WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                    BETWEEN

                                   THE FUNDS

                                      AND

                               DST SYSTEMS, INC.

                                              TYPE OF           STATE OF         TAXPAYER
TAXPAYER/FUND NAME                          ORGANIZATION      ORGANIZATION       I.D. NO.
-----------------------------------        ---------------    -------------     ----------
ING CORPORATE LEADERS TRUST FUND           Trust              New York          13-6061925

ING EQUITY TRUST                           Business Trust     Massachusetts     N/A
  ING Convertible Fund                                                          33-0552461
  ING Disciplined LargeCap Fund                                                 06-1533751
  ING Equity and Bond Fund                                                      33-0552418
  ING Financial Services Fund                                                   95-4020286
  ING LargeCap Growth Fund                                                      33-0733557
  ING LargeCap Value Fund                                                       20-0437128
  ING MidCap Opportunities Fund                                                 06-1522344
  ING MidCap Value Fund                                                         86-1048451
  ING Principal Protection Fund                                                 86-1033467
  ING Principal Protection Fund II                                              86-1039030
  ING Principal Protection Fund III                                             86-1049217
  ING Principal Protection Fund IV                                              82-0540557
  ING Principal Protection Fund V                                               27-0019774
  ING Principal Protection Fund VI                                              48-1284684
  ING Principal Protection Fund VII                                             72-1553495
  ING Principal Protection Fund VIII                                            47-0919259
  ING Principal Protection Fund IX                                              20-0453800
  ING Principal Protection Fund X                                               20-0584080
  ING Principal Protection Fund XI                                              20-0639761
  ING Real Estate Fund                                                          43-1969240
  ING SmallCap Opportunities Fund                                               04-2886856
  ING SmallCap Value Fund                                                       86-1048453
  ING Tax Efficient Equity Fund                                                 23-2978988

ING FUNDS TRUST                            Statutory Trust    Delaware          N/A
  ING Classic Money Market Fund                                                 23-2978935
  ING GNMA Income Fund                                                          22-2013958
  ING High Yield Bond Fund                                                      23-2978938
  ING High Yield Opportunity Fund                                               33-0715888
  ING Intermediate Bond Fund                                                    52-2125227

                                                        TYPE OF           STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION      ORGANIZATION          I.D. NO.
------------------------------------------------     --------------     -------------        ----------
ING FUNDS TRUST (CONT.)
  ING Lexington Money Market Trust                                                           13-6766350
  ING Money Market Fund                                                                      86-0955273
  ING National Tax-Exempt Bond Fund                                                          23-2978941

ING INVESTMENT FUNDS, INC.                           Corporation        Maryland             N/A
  ING MagnaCap Fund                                                                          22-1891924

ING INVESTORS TRUST                                  Business Trust     Massachusetts        N/A
  ING AIM Mid Cap Growth Portfolio                                                           13-3851354
  ING Alliance Mid Cap Growth Portfolio                                                      51-0380290
  ING American Funds Growth Portfolio                                                        55-0839555
  ING American Funds Growth-Income Portfolio                                                 55-0839542
  ING American Funds International Portfolio                                                 55-0839952
  ING Capital Guardian Large Cap Value Portfolio                                             23-3027332
  ING Capital Guardian Managed Global Portfolio                                              51-0377646
  ING Capital Guardian Small Cap Portfolio                                                   13-3869101
  ING Developing World Portfolio                                                             52-2059121
  ING Eagle Asset Capital Appreciation Portfolio                                             13-3793993
  ING Evergreen Health Sciences Portfolio                                                    20-0573913
  ING Evergreen Omega Portfolio                                                              20-0573935
  ING FMR(SM) Diversified Mid Cap Portfolio                                                  25-6725709
  ING Goldman Sachs Internet Tollkeeper(SM)                                                  23-3074142
  Portfolio
  ING Hard Assets Portfolio                                                                  95-6895627
  ING International Portfolio                                                                23-3074140
  ING Janus Special Equity Portfolio                                                         23-3054937
  ING Jennison Equity Opportunities Portfolio                                                13-6990661
  ING JPMorgan Small Cap Equity Portfolio                                                    02-0558352
  ING Julius Baer Foreign Portfolio                                                          02-0558388
  ING Legg Mason Value Portfolio                                                             23-3054962
  ING Lifestyle Aggressive Growth Portfolio                                                  20-0573999
  ING Lifestyle Growth Portfolio                                                             20-0573986
  ING Lifestyle Moderate Growth Portfolio                                                    20-0573968
  ING Lifestyle Moderate Portfolio                                                           20-0573946
  ING Limited Maturity Bond Portfolio                                                        95-6895624
  ING Liquid Assets Portfolio                                                                95-6891032
  ING Marsico Growth Portfolio                                                               51-0380299
  ING Mercury Focus Value Portfolio                                                          02-0558367
  ING Mercury Large Cap Growth Portfolio                                                     02-0558346
  ING MFS Mid Cap Growth Portfolio                                                           51-0380288
  ING MFS Research Portfolio                                                                 51-0380300
  ING MFS Total Return Portfolio                                                             51-0380289

                                                        TYPE OF           STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION      ORGANIZATION          I.D. NO.
--------------------------------------------------   ---------------    -------------        ----------
ING INVESTORS TRUST (CONT.)
  ING PMCO Core Bond Portfolio                                                               51-0380301
  ING PIMCO High Yield Portfolio                                                             02-0558398
  ING Salomon Brothers All Cap Portfolio                                                     23-0326348
  ING Salomon Brothers Investors Portfolio                                                   23-3027331
  ING Stock Index Portfolio                                                                  55-0839540
  ING T. Rowe Price Capital Appreciation Portfolio                                           95-6895626
  ING T. Rowe Price Equity Income Portfolio                                                  95-6895630
  ING UBS U.S. Balanced Portfolio                                                            23-3054961
  ING Van Kampen Equity Growth Portfolio                                                     02-0558376
  ING Van Kampen Global Franchise Portfolio                                                  02-0558382
  ING Van Kampen Growth and Income Portfolio                                                 13-3729210
  ING Van Kampen Real Estate Portfolio                                                       95-6895628

ING MAYFLOWER TRUST                                  Business Trust     Massachusetts        N/A
  ING International Value Fund                                                               06-1472910

ING MUTUAL FUNDS                                     Statutory Trust    Delaware             N/A
  ING Emerging Countries Fund                                                                33-0635177
  ING Foreign Fund                                                                           72-1563685
  ING Global Equity Dividend Fund                                                            55-0839557
  ING Global Real Estate Fund                                                                86-1028620
  ING International Fund                                                                     22-3278095
  ING International SmallCap Growth Fund                                                     33-0591838
  ING Precious Metals Fund                                                                   13-2855309
  ING Russia Fund                                                                            22-3430284
  ING Worldwide Growth Fund                                                                  33-0552475

ING PRIME RATE TRUST                                 Business Trust     Massachusetts        95-6874587

ING SENIOR INCOME FUND                               Statutory Trust    Delaware             86-1011668

ING VARIABLE INSURANCE TRUST                         Statutory Trust    Delaware             N/A
 ING GET U.S. Core Portfolio - Series 1                                                      43-2007006
 ING GET U.S. Core Portfolio - Series 2                                                      41-2107140
 ING GET U.S. Core Portfolio - Series 3                                                      32-0090501
 ING GET U.S. Core Portfolio - Series 4                                                      32-0090502
 ING GET U.S. Core Portfolio - Series 5                                                      32-0090504
 ING GET U.S. Core Portfolio - Series 6                                                      32-0090505
 ING GET U.S. Core Portfolio - Series 7                                                      20-1001843
 ING GET U.S. Core Portfolio - Series 8                                                      20-1001926
 ING GET U.S. Core Portfolio - Series 9                                                      20-1001966
 ING GET U.S. Opportunity Portfolio - Series 1                                               43-2007032

                                                        TYPE OF           STATE OF            TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION      ORGANIZATION          I.D. NO.
--------------------------------------------------   ---------------    -------------        ----------
ING VARIABLE INSURANCE TRUST (CONT.)
  ING GET U.S. Opportunity Portfolio - Series 2                                              TBD
  ING VP Worldwide Growth Portfolio                                                          25-6705433

ING VARIABLE PRODUCTS TRUST                          Business Trust     Massachusetts        N/A
  ING VP Convertible Portfolio                                                               86-1028318
  ING VP Disciplined LargeCap Fund                                                           06-6397003
  ING VP Financial Services Portfolio                                                        86-1028316
  ING VP High Yield Bond Portfolio                                                           06-6396995
  ING VP International Value Portfolio                                                       06-6453493
  ING VP LargeCap Growth Portfolio                                                           86-1028309
  ING VP MagnaCap Portfolio                                                                  06-6493762
  ING VP MidCap Opportunities Portfolio                                                      06-6493760
  ING VP Real Estate Portfolio                                                               20-0453833
  ING VP SmallCap Opportunities Portfolio                                                    06-6397002

ING VP EMERGING MARKETS FUND, INC.                   Corporation        Maryland             06-1287459

ING VP NATURAL RESOURCES TRUST                       Business Trust     Massachusetts        22-2932678

USLICO SERIES FUND                                   Business Trust     Massachusetts        N/A
  The Asset Allocation Portfolio                                                             54-1499147
  The Bond Portfolio                                                                         54-1499901
  The Money Market Portfolio                                                                 54-1499149
  The Stock Portfolio                                                                        54-1499398

Last Approved: June 3, 2004